UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 18, 2003


                    CardioDynamics International Corporation
             (Exact name of registrant as specified in its charter)


California                         0-11868                     95-3533362
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(State or other jurisdiction     (Commission                 (I.R.S. Employer
 of incorporation)               File Number)                Identification No.)


6175 Nancy Ridge Drive, San Diego, California                    9212
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(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code:   (858) 535-0202
                                                             --------------


                                       n/a
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          (Former name or former address, if changed since last report)

         Items 9.  Furnish Earnings Release

                  Exhibit filed with this report:

                  Exhibit 1.1 Registrant's press release dated June 18, 2003, publicly announcing its second quarter 2003 financial results.



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CARDIODYNAMICS  INTERNATIONAL CORPORATION

           Date:  June 18, 2003         By: /s/ Michael K. Perry
                                           ---------------------
                                           Michael K. Perry
                                           Chief Executive Officer